UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2016 (March 11, 2016)

Tempus Applied Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-201424	47-2599251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Waller Mill Road Williamsburg, Virginia	23185
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 875-7779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 11, 2016, Tempus Applied Solutions Holdings, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Benjamin Scott Terry, the Company’s chief executive officer, under which Mr. Terry sold all of the voting units (the “Shares”) of Tempus Jets, Inc., a Delaware Corporation (“TJI”), to the Company, in exchange for the issuance by the Company of 242,131 shares of Company common stock to Mr. Terry. On March 15, 2016, the parties closed the transaction and Mr. Terry was issued his shares of Company common stock.

TJI owns an operating certificate issued by the United States Federal Aviation Administration in accordance with the requirements of Parts 119 and 135 of the Federal Aviation Regulations (the “Operating Certificate”). Prior to the Company’s purchase of TJI, TJI divested itself of substantially all of its assets other than the Operating License, and settled or transferred all of its liabilities. As a result of the acquisition of TJI, the Company owns, and can operate under, the Operating License. Under the Agreement, Mr. Terry and Jackson River Aviation, an affiliate of Mr. Terry’s, have indemnified the Company against liabilities that may arise from the acquisition. The transaction was approved by the independent directors of the Company after a review to determine that (a) the terms of the transaction were on an arm’s length basis; and (b) the transaction was effected by the issuance of Company securities to a person who is an owner of an asset in a business synergistic with the business of the Company, the transaction provided benefits to the Company in addition to the investment of funds and the transaction was not one in which the Company was issuing securities primarily for the purpose of raising capital or to an entity whose primary business was investing in securities.

The foregoing description of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above relating to the issuance by the Company of Company common stock is incorporated herein by reference. The issuance of the Company common stock was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) of such Act and Rule 506 of Regulation D promulgated under such Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, by and between Tempus Applied Solutions Holdings, Inc. and Benjamin Scott Terry, dated March 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.
Date: March 17, 2016	By:	/s/ R. Lee Priest, Jr.
		Name:	R. Lee Priest, Jr.
		Title:	Chief Financial Officer

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